UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 13, 2004

AIRGATE PCS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	027455	58-2422929
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Harris Tower, 233 Peachtree Street, N.E.
Suite 1700
Atlanta, Georgia 30303
(Address of Principal
Executive Offices)

(404) 525-7272
(Registrant’s area code)

None
(Former name or former since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     On December 13, 2004, AirGate PCS, Inc., a Delaware corporation, issued a press release announcing its financial and operating results for its fourth quarter and fiscal year ended September 30, 2004.

     A copy of that press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

99.1	Press Release by AirGate PCS, Inc. announcing its fourth quarter and year-end fiscal 2004 results, dated December 13, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRGATE PCS, INC.
Date: December 13, 2004	By:	/s/ William J. Loughman
William J. Loughman
Chief Financial Officer

Exhibit Index

Exhibit	Description
99.1	Press Release by AirGate PCS, Inc. announcing its fourth quarter and year-end fiscal 2004 results, dated December 13, 2004.